Exhibit 99.1

Exactus, Inc. Announces Restructuring and Costs Savings Plan to Improve Operations and Position the Company with the launch of its Marketing Automation & Sales System (“MASS”).

Will Review Strategic Options to Maximize Shareholder Value.

DELRAY BEACH, FL / December 10, 2020 / Exactus, Inc. (OTCQB: EXDI) (the “Company”) a leading supplier of hemp-derived ingredients (CBD/CBG) and feminized hemp genetics, today announced a comprehensive review and restructuring plan designed to reduce costs, streamline a scalable marketing and sales organization, and optimize resources.

“Recently we initiated an in depth review of our organizational structure, existing capabilities and goals” said Larry Wert, director of Exactus. “As a result of this review we have decided to take additional steps to re-align our business infrastructure in an effort to better position the company for future growth and to explore additional strategic options” said Mr. Wert.

Key elements of the restructuring plan include the following:

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Continuing the development and implementation of the Marketing Automation & Sales System (MASS) designed to automate workflow for the CBD industry and reduce required headcount in sales and marketing departments.

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Elimination of 3 positions including accounting, sales and one executive.

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Restructuring of outstanding debts and liabilities.

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Comprehensive review of strategic options to maximize shareholder value which may include asset disposals, re-financings, mergers, and or acquisitions.

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During Q3, 2020 the company reported a positive gross margin and anticipates finishing Q4, 2020 with a positive gross margin.

Management continues to believe there is great opportunity for Exactus, and will navigate with relentless fiscal responsibility.

To learn more about Exactus, Inc., visit the website at  www.exactushemp.com.

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About Exactus:

Exactus Inc. (OTCQB:EXDI) is a leading producer and supplier of hemp-derived ingredients and feminized hemp genetics. Exactus is committed to creating a positive impact on society and the environment promoting sustainable agricultural practices. Exactus specializes in hemp-derived ingredients (CBD/CBG/CBC/CBN) and feminized seeds that meet the highest standards of quality and traceability. Through research and development, the Company continues to stay ahead of market trends and regulations.  Exactus is at the forefront of product development for the beverage, food, pets, cosmetics, wellness, and pharmaceutical industries.

For more information about Exactus: www.exactusinc.com.

Investor Notice:
Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Form 10-K for the fiscal year ended December 31, 2019 filed with the Securities and Exchange Commission (the "SEC") on May 22, 2020, and in other periodic and current reports we file with the SEC. If any of these risks were to occur, our business, financial condition, or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor" below.

Safe Harbor - Forward-Looking Statements:
The information provided in this press release may include forward-looking statements relating to future events or the future financial performance of Exactus, including statements concerning harvest expectations, the impact of Exactus’ acquisition of Green Goddess, LeVor Collection, and interests in the 2019 harvest on its supply and product line expansion, Exactus’ ability to monetize its harvest, Exactus’ ability to expand its product lines and brands, the amount of future orders for Exactus products, and Exactus’ future revenue, gross margins and working capital. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of Exactus and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to Exactus may be found in Exactus’ periodic and current filings with the SEC, including the factors described in the sections entitled "Risk Factors", copies of which may be obtained from the SEC's website at www.sec.gov. Any forward-looking statement speaks only as of the date on which such statement is made, and Exactus does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Exactus Contact:

Andrew Johnson
Chief Strategy Officer
Exactus Inc.
509-999-9695
ir@exactusinc.com